                                                                    Exhibit 10.1

          SECOND SUPPLEMENTAL INDENTURE dated as of August 25, 1999, by and among McNaughton Apparel Group Inc. (formerly known as Norton McNaughton, Inc.), a Delaware corporation (the "Company"), Norton McNaughton of Squire, Inc., a New York corporation, Miss Erika, Inc., a Delaware corporation, Jeri-Jo Knitwear, Inc. (formerly known as JJ Acquisition Corp.), a Delaware corporation, and Norty's, Inc., a Delaware corporation (each a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"), and United States Trust Company of New York, a New York banking corporation, as Trustee (the "Trustee").

          WHEREAS, the Company, the Subsidiary Guarantors and the Trustee have entered into an Indenture dated as of June 18, 1998, as amended and supplemented from time to time (the "Indenture"), pursuant to which the Company issued $125,000,000 aggregate principal amount of 12 1/2% Senior Notes Due 2005 (the "Securities");

          WHEREAS, Section 9.1 of the Indenture provides that the Company, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture without the written consent of the Holder or Holders of the outstanding Securities to provide for a Subsidiary Guarantee by a newly incorporated Restricted Subsidiary pursuant to Sections 4.11 and 10.7(a) of the Indenture;

          WHEREAS, the Company is the sole holder of all of the authorized, issued and outstanding capital stock of McNaughton Apparel Holdings Inc., a South Carolina corporation ("Holdings");

          WHEREAS, pursuant to Section 4.11 of the Indenture, Holdings desires to execute and deliver, and the Company shall cause Holdings to execute and deliver, this Second Supplemental Indenture in accordance with and pursuant to the terms of Sections 9.1 and 10.7(a) of the Indenture to be joined as a Subsidiary Guarantor under the Indenture;

          WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Incorporation and the bylaws of the Company, of the Subsidiary Guarantors, of Holdings and of the Trustee necessary to make this Second Supplemental Indenture a valid instrument legally binding on the Company, the Subsidiary Guarantors, Holdings and the Trustee, in accordance with its terms, have been duly done and performed; and

          WHEREAS, all conditions precedent to amend or supplement the Indenture have been met.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Company, the Subsidiary Guarantors and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Securities:
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                                                                               2



SECTION I

          Holdings hereby agrees from and after the date hereof to become a Subsidiary Guarantor and to be bound by the provisions of the Indenture, including, without limitation, the representations and warranties contained in Articles X and XI of the Indenture, as a Subsidiary Guarantor.

SECTION II

          Except as amended and supplemented hereby, the Indenture is hereby ratified and confirmed in all respects and shall remain in full force and effect.

SECTION III

          This Second Supplemental Indenture shall be governed by and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION IV

          Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture.

SECTION V

          The parties may sign any number of copies of this Second Supplemental Indenture and may sign such in counterparts. Each signed counterpart copy shall be an original, but all of them together represent the signed agreement. One signed copy is enough to prove this Second Supplemental Indenture.

                            *          *          *
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                                                                               3

          IN WITNESS WHEREOF, the parties have caused this Second Supplemental Indenture to be duly executed as of the dated first above written.


                              MCNAUGHTON APPAREL GROUP INC.

                              By:   /s/ Peter Boneparth
                                 -----------------------------------
                                 Name:  Peter Boneparth
                                 Title: Chief Executive Officer


                              NORTON MCNAUGHTON OF SQUIRE, INC.


                              By:   /s/ Peter Boneparth
                                 -----------------------------------
                                 Name:  Peter Boneparth
                                 Title: Chief Executive Officer


                              MISS ERIKA, INC.


                              By:   /s/ Peter Boneparth
                                 -----------------------------------
                                 Name:  Peter Boneparth
                                 Title: Vice Chairman of the Board


                              JERI-JO KNITWEAR, INC.


                              By:   /s/ Peter Boneparth
                                 -----------------------------------
                                 Name:  Peter Boneparth
                                 Title: Vice Chairman of the Board


                              NORTY'S, INC.


                              By:   /s/ Peter Boneparth
                                 -----------------------------------
                                 Name:  Peter Boneparth
                                 Title: Chief Executive Officer
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                                                                               4

                              UNITED STATES TRUST COMPANY OF NEW YORK

                              By:   /s/ Margaret Ciesmelewski
                                 -----------------------------------
                                 Name:  Margaret Ciesmelewski
                                 Title: Vice President

Agreed and Accepted as of the date hereof:

MCNAUGHTON APPAREL HOLDINGS
INC.

By: :   /s/ Peter Boneparth
     -------------------------------
  Name:  Peter Boneparth
  Title: Chief Executive Officer